================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)-- MAY 3, 2001




                            NUWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    000-28606                 22-3387630
           --------                    ---------                 ----------
  (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                           Identification No.)



                 ONE PASSAIC AVENUE, FAIRFIELD, NEW JERSEY 07004
          (Address of principal executive offices, including Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE-- (973) 882-8810

                                       N/A
          (Former name or former address, if changed since last report)




================================================================================

ITEM 5.  OTHER EVENTS AND FD DISCLOSURE.

     On May 3, 2001, NUWAVE Technologies, Inc., a Delaware corporation (the "Company"), issued a press release announcing its extension of the expiration date of its publicly traded warrants (Nasdaq Symbol: WAVEW) (the "Warrants"), for one year, until July 3, 2002, and changing the average market price at which the Company may call the Warrants for redemption to 120% of the then-current exercise price. A description of the warrant extension is contained in the press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
          --------

          99.1 Press Release, dated May 3, 2001.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NUWAVE TECHNOLOGIES, INC.


                                        By:  /s/ Jeremiah F. O'Brien
                                           ------------------------------------
                                           Name:  Jeremiah F. O'Brien
                                           Title: Chief Financial Officer
                                                  and Corporate Secretary


Dated:  May 5, 2001

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number      Description of Exhibit
--------------      ----------------------

          99.1      Press Release, dated May 3, 2001.